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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                            DATE OF REPORT: 05/05/09
                        (Date of earliest event reported)

                     PENSECO FINANCIAL SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)

                                    000-23777
                            (Commission File Number)

         PENNSYLVANIA                           23-2939222
       (State or other               (IRS Employer of Identification No.)
jurisdiction of incorporation)


         150 NORTH WASHINGTON AVENUE, SCRANTON, PENNSYLVANIA 18503-1848
               (Address of principal executive offices) (Zip Code)

                                (570) 346 - 7741
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02       DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF
                DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         (c) In accordance with the terms of the Agreement and Plan of Merger, dated as of December 5, 2008, by and among Penseco Financial Services Corporation, a Pennsylvania corporation ("Penseco"), its direct wholly-owned subsidiary, Penn Security Bank and Trust Company, a Pennsylvania commercial bank and trust company ("Penn Security"), and Old Forge Bank, a Pennsylvania commercial bank ("Old Forge"), Jerry J. Weinberger, a former director of Old Forge Bank, has been appointed to serve on the Board of Directors of Penseco and Penn Security effective May 5, 2009. Mr. Weinberger, age 64, is a practicing attorney and has been appointed to a four year term expiring at Penseco's 2013 annual meeting of shareholders. It is not anticipated that Mr. Weinberger will serve on any committees of Penseco's or Penn Security's Board of Directors and there are no material or related party transactions between Mr. Weinberger and Penseco, Penn Security or any other person.

         In accordance with Penseco's acquisition of Old Forge Bank, which was consummated on April 1, 2009, Mr. Weinberger will be entitled to receive compensation for services on the Penseco and Penn Security Boards of Directors in accordance with the general director compensation policies of Penseco and Penn Security.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

(a) At the annual meeting of Penseco's shareholders held on May 5, 2009, sharheolders approved amendments to Article III, Sections 3.1 and 3.3 of Penseco's Bylaws to (i) provide that the number of Penseco directors shall be fixed from time to time by resolution of the Board of Directors; (ii) eliminate the restriction that the Board of Directors cannot increase the size of the Board by more than two directors in any one year; and (iii) provide that directors appointed to fill a newly created vacancy on the Board of Directors may serve until the remainder of the term to which they are appointed rather than until the next annual meeting of stockholders. A copy of Penseco's Amended and Restated Bylaws is attached to this Report as Exhibit 3.2 and is incorporated herein by reference.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

      (d)       Exhibits

                Number          Description
                ------          -----------

                3.2 Amended and Restated Bylaws of Penseco Financial Services Corporation



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  PENSECO FINANCIAL SERVICES CORPORATION

                                  By: /s/ Craig W. Best
                                      -----------------------------------
                                      President and Chief Executive Officer



Date:    May 11, 2009